                                                                   Exhibit 10.18


                               PURCHASE AGREEMENT
                               ------------------

          THIS PURCHASE AGREEMENT ("Agreement") is made as of the 12th day of February, 2002 by and among Amerigon Incorporated, a California corporation (the "Company"), and the Investors set forth on the signature pages affixed hereto (each an "Investor" and collectively the "Investors").

                                    Recitals

          A. The Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended; and

          B. The Investors wish to purchase from the Company, and the Company wishes to sell and issue to the Investors, upon the terms and conditions stated in this Agreement, (i) an aggregate of 3,666,700 shares of common stock, no par value, of the Company (the "Common Stock"), and (ii) warrants to purchase an aggregate of 1,833,350 shares of Common Stock in the form attached hereto as Exhibit A (the "Warrants"); and

          C. Contemporaneous with the sale of the Common Stock and Warrants, the parties hereto will execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit B (the "Registration Rights Agreement"), pursuant to which the Company will agree to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and applicable state securities laws; and

          D. Contemporaneous with the sale of the Common Stock and Warrants, the Company will effect the conversion or exchange of all amounts outstanding under its existing bridge loan facility with Big Beaver Investments, LLC (including interest) into shares of Common Stock and warrants to purchase shares of Common Stock on the same terms (including as to price) as contemplated hereby.

          In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. In addition to those terms defined above and elsewhere in
        -----------
this Agreement, for the purposes of this Agreement, the following terms shall have the meanings here set forth:

          "Affiliate" means, with respect to any Person, any other Person which
           ---------
directly or indirectly Controls, is controlled by, or is under common control with, such Person.

          "Agreements" means this Agreement, the Warrants and the Registration
           ----------
Rights Agreement.

          "Business Day" means a day, other than a Saturday or Sunday, on which
           ------------
banks in New York City and Los Angeles are open for the general transaction of business.

          "Company's Knowledge" means the actual knowledge of the "executive
           -------------------
officers" (as that term is defined in Rule 405 promulgated under the 1933 Act) of the Company, after due inquiry.

          "Control" means the possession, direct or indirect, of the power to
           -------
direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

          "Intellectual Property" means all of the following: (i) patents,
           ---------------------
patent applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice); (ii) trademarks, service marks, trade dress, trade names, corporate names, logos, slogans and Internet domain names, together with all goodwill associated with each of the foregoing;
(iii) copyrights and copyrightable works; (iv) registrations, applications and renewals for any of the foregoing; (v) trade secrets, confidential information and know-how (including but not limited to ideas, formulae, compositions, manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, business and marketing plans, and customer and supplier lists and related information); and (vi) proprietary computer software (including but not limited to data, data bases and documentation).

          "Material Adverse Effect" means a material adverse effect on the
           -----------------------
assets, liabilities, results of operations, condition (financial or otherwise), business, or prospects of the Company and its subsidiaries taken as a whole.

          "Nasdaq" means the NASDAQ Stock Market, Inc. SmallCap Market System.
           ------

          "Person" means an individual, corporation, partnership, limited
           ------
liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

          "Purchase Price" means Five Million Five Hundred Thousand Fifty
           --------------
Dollars ($5,500,050).

          "SEC Filings" has the meaning set forth in Section 4.6.
           -----------

          "Securities" means the Shares, the Warrants and the Warrant Shares.
           ----------

          "Shares" means the shares of Common Stock being purchased by the
           ------
Investors hereunder.

          "Subsidiary" has the meaning set forth in Section 4.1.
           ----------

          "Warrant Shares" means the shares of Common Stock issuable upon
           --------------
exercise of or otherwise pursuant to the Warrants.

          "1933 Act" means the Securities Act of 1933, as amended, and the rules
           --------
and regulations promulgated thereunder.

          "1934 Act" means the Securities Exchange Act of 1934, as amended, and
           --------
the rules and regulations promulgated thereunder.

     2. Purchase and Sale of the Shares and Warrants. Subject to the terms and
        --------------------------------------------
conditions of this Agreement, on the Closing Date, each of the Investors shall severally, and not jointly, purchase, and the Company shall sell and issue to the Investors, the Shares and Warrants in the respective amounts set forth opposite the Investors' names on the signature pages attached hereto in exchange for the Purchase Price as specified in Section 3 below.

     3. Closing. Upon confirmation that the conditions to closing specified
        -------
herein have been satisfied, the Company shall deliver to Lowenstein Sandler PC, in trust, a certificate or certificates, registered in such name or names as the Investors may designate, representing the Shares and Warrants, with instructions that such certificates are to be held for release to the Investors only upon payment of the Purchase Price to the Company. Upon receipt by Lowenstein Sandler PC of the certificates, each Investor shall promptly cause a wire transfer in same day funds to be sent to the account of the Company as instructed in writing by the Company, in an amount representing such Investor's pro rata portion of the Purchase Price as set forth on the signature pages to this Agreement. On the date (the "Closing Date") the Company receives such funds, the certificates evidencing the Shares and Warrants shall be released to the Investors (the "Closing"). The purchase and sale of the Shares and Warrants shall take place at the offices of Lowenstein Sandler PC, 1330 Avenue of the Americas, 21st Floor, New York, New York, or at such other location and on such other date as the Company and the Investors shall mutually agree.

     4. Representations and Warranties of the Company. The Company hereby
        ---------------------------------------------
represents and warrants to the Investors that, except as set forth in the schedules delivered herewith (collectively, the "Disclosure Schedules"):

          4. 1 Organization, Good Standing and Qualification. Each of the
               ---------------------------------------------
Company and its Subsidiaries is a corporation duly incorporated or a limited liability company duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation and has all requisite corporate or limited liability company power and authority to carry on its business as now conducted and to own its properties. Each of the Company and its Subsidiaries is duly qualified to do business as a foreign corporation or a foreign limited liability company and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or leasing necessary unless the failure to so qualify has not and could not reasonably be expected to have a Material Adverse Effect. The Company's subsidiaries are reflected on
Schedule 4.1 hereto (the "Subsidiaries").
------------

          4.2 Authorization. The Company has full power and authority and has
              -------------
taken all requisite action on the part of the Company, its officers, directors and shareholders necessary for (i) the authorization, execution and delivery of the Agreements, (ii) authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Securities. The Agreements constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally.

          4.3 Capitalization. Schedule 4.3 sets forth (a) the authorized capital
              --------------  ------------
stock of the Company on the date hereof; (b) the number of shares of capital stock issued and outstanding; (c) the number of shares of capital stock issuable pursuant to the Company's stock plans; and (d) the number of shares of capital stock issuable and reserved for issuance pursuant to securities (other than the Shares and the Warrants) exercisable for, or convertible into or exchangeable for any shares of capital stock of the Company. All of the issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued and are fully paid, nonassessable and free of pre-emptive rights and were issued in full compliance with applicable law. All of the issued and outstanding equity interests of each Subsidiary have been duly authorized and validly issued and are fully paid, nonassessable and free of pre-emptive rights, were issued in full compliance with applicable law and, except as described on
Schedule 4.3, are owned by the Company, beneficially and of record, subject to
------------
no lien, encumbrance or other adverse claim. No Person is entitled to pre-emptive or similar statutory or contractual rights with respect to any securities of the Company. Except as described on Schedule 4.3, there are no
                                                  ------------
outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company or any of its Subsidiaries is or may be obligated to issue any equity securities of any kind and except as contemplated by this Agreement, neither the Company nor any of its Subsidiaries is currently in negotiations for the issuance of any equity securities of any kind. Except as described on Schedule 4.3 and except for the
                                               ------------
Registration Rights Agreement, there are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among the Company and any of the securityholders of the Company relating to the securities of the Company held by them. Except as described on
Schedule 4.3, the Company has not granted any Person any currently outstanding
------------
or future arising right to require the Company to register any securities of the Company under the 1933 Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person.

          Schedule 4.3 sets forth a true and complete table setting forth the
          ------------
pro forma capitalization of the Company on a fully diluted basis giving effect to (i) the issuance of the Shares and the Warrants, (ii) any adjustments in other securities resulting from such issuance, and (iii) the exercise or conversion of all outstanding securities. Except as described on Schedule 4.3,
                                                                 ------------
the issuance of the Securities hereunder will not trigger any outstanding anti-dilution rights.

          4.4 Valid Issuance. The Shares have been duly and validly authorized
              --------------
and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in this Agreement or imposed by applicable securities laws. The Warrants have been duly and validly authorized. Upon the due exercise of the Warrants, the Warrant Shares issuable upon such exercise will be validly issued, fully paid and non-assessable free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in this Agreement or imposed by applicable securities laws. The Company has reserved a sufficient number of shares of Common Stock for issuance upon the exercise of the Warrants, free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in this Agreement or imposed by applicable securities laws.

          4.5 Consents. Except as described on Schedule 4.20, the execution,
              --------                         -------------
delivery and performance by the Company of the Agreements and the offer, issuance and sale of the Securities require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file within the applicable time periods. The Company has taken all action necessary to exempt (i) the sale of the Securities, (ii) the issuance of the Warrant Shares upon due exercise of the Warrants, and (iii) the other transactions contemplated by this Agreement from the provisions of any anti-takeover or business combination law or statute binding on the Company or to which the Company or any of its assets and properties may be subject.

          4.6 Delivery of SEC Filings; Business. The Company has provided the
              ---------------------------------
Investors with copies of the Company's most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2000 (as amended prior to the date hereof, the "10-K"), and all other reports filed by the Company pursuant to the 1934 Act since the filing of the 10-K and prior to the date hereof (collectively, the "SEC Filings"). The SEC Filings are the only filings required of the Company pursuant to the 1934 Act for such period. The Company and its Subsidiaries are engaged only in the business described in the SEC Filings and the SEC Filings contain a complete and accurate description in all material respects of the business of the Company and its Subsidiaries, taken as a whole as of the date such SEC Filing was filed with the SEC.

          4.7 Use of Proceeds. The proceeds of the sale of the Common Stock and
              ---------------
the Warrants hereunder shall be used by the Company for working capital and general corporate purposes.

          4.8 No Material Adverse Change. Since September 30, 2001, except as
              --------------------------
identified and described in the SEC Filings or as described on Schedule 4.8,
                                                               ------------
there has not been:

               (i) any change in the consolidated assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the 10-K, except for changes in the ordinary course of business which have not and could not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate;

               (ii) any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any securities of the Company;

               (iii) any material damage, destruction or loss, whether or not covered by insurance to any assets or properties of the Company or its Subsidiaries;

               (iv) any waiver, not in the ordinary course of business, by the Company or any Subsidiary of a material right or of a material debt owed to it;

               (v) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company or a Subsidiary, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company and its Subsidiaries taken as a whole (as such business is presently conducted and as it is proposed to be conducted);

               (vi) any change or amendment to the Company's Articles of Incorporation or by-laws, or material change to any material contract or arrangement by which the Company or any Subsidiary is bound or to which any of their respective assets or properties is subject;

               (vii) any material labor difficulties or labor union organizing activities with respect to employees of the Company or any Subsidiary;

               (viii) any transaction entered into by the Company or a Subsidiary other than in the ordinary course of business;

               (ix) the loss of the services of any key employee, or material change in the composition or duties of the senior management of the Company or any Subsidiary;

               (x) the loss or threatened loss of any customer which has had or could reasonably be expected to have a Material Adverse Effect; or

               (xi) any other event or condition of any character that has had or could reasonably be expected to have a Material Adverse Effect.

          4.9 SEC Filings; S-3 Eligibility.
              ----------------------------

               (a) At the time of filing thereof, the SEC Filings complied as to form in all material respects with the requirements of the 1934 Act and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

               (b) During the preceding two years, each registration statement and any amendment thereto filed by the Company pursuant to the 1933 Act and the rules and regulations thereunder, as of the date such statement or amendment became effective, complied as to form in all material respects with the 1933 Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading; and each prospectus filed pursuant to Rule 424(b) under the 1933 Act, as of its issue date and as of the closing of any sale of securities pursuant thereto did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

               (c) The Company is eligible to use Form S-3 to register the Registrable Securities (as such term is defined in the Registration Rights Agreement) for sale by the Investors as contemplated by the Registration Rights Agreement.

          4.10 No Conflict, Breach, Violation or Default. The execution,
               -----------------------------------------
delivery and performance of the Agreements by the Company and the issuance and sale of the Securities will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company's Articles of Incorporation or the Company's Bylaws, both as in effect on the date hereof (copies of which have been provided to the Investors before the date hereof), or (ii)(a) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company, any Subsidiary or any of their respective assets or properties, or (b) any agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or a Subsidiary is bound or to which any of their respective assets or properties is subject, except, in the case of clause (ii) only, as would not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate.

          4.11 Tax Matters. The Company and each Subsidiary has timely prepared
               -----------
and filed all tax returns required to have been filed by the Company or such Subsidiary with all appropriate governmental agencies and timely paid all taxes shown thereon or otherwise owed by it, except for those taxes being contested in good faith and for which the Company or such Subsidiary has established adequate reserves in accordance with generally accepted accounting principles. The charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company or any Subsidiary nor, to the Company's Knowledge, any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except for any assessment which is not material to the Company and its Subsidiaries, taken as a whole. All taxes and other assessments and levies that the Company or any Subsidiary is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due. There are no tax liens or claims pending or, to the Company's Knowledge, threatened against the Company or any Subsidiary or any of their respective assets or property. Except as described on Schedule 4.11, there are no outstanding tax sharing agreements or
             -------------
other such arrangements between the Company and any Subsidiary or other corporation or entity.

          4.12 Title to Properties. Except as disclosed in the SEC Filings, the
               -------------------
Company and each Subsidiary has good and marketable title to all real properties and all other properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or currently planned to be made thereof by them; and except as disclosed in the SEC Filings, the Company and each Subsidiary holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them.

          4.13 Certificates, Authorities and Permits. The Company and each
               -------------------------------------
Subsidiary possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or such Subsidiary, could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate.

          4.14 No Labor Disputes. No material labor dispute with the employees
               -----------------
of the Company or any Subsidiary exists or, to the Company's Knowledge, is imminent.

          4.15 Intellectual Property.
               ---------------------

               (a) All Intellectual Property of the Company and its Subsidiaries is currently in compliance with all legal requirements (including timely filings, proofs and payments of fees) and is valid and enforceable. No Intellectual Property of the Company or its Subsidiaries which is necessary for the conduct of Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted has been or is now involved in any cancellation, dispute or litigation, and, to the Company's Knowledge, no such action is threatened. No patent of the Company or its Subsidiaries has been or is now involved in any interference, reissue, re-examination or opposition proceeding.

               (b) All of the licenses and sublicenses and consent, royalty or other agreements concerning Intellectual Property which are necessary for the conduct of Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted to which the Company or any Subsidiary is a party or by which any of their assets are bound (other than generally commercially available, non-custom, off-the-shelf software application programs having a retail acquisition price of less than $10,000 per license) (collectively, "License Agreements") are valid and binding obligations of the Company or its Subsidiaries that are parties thereto and, to the Company's Knowledge, the other parties thereto, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally, and there exists no event or condition which will result in a material violation or breach of or constitute (with or without due notice or lapse of time or both) a default by the Company or any of its Subsidiaries under any such License Agreement.

               (c) The Company and its Subsidiaries own or have the valid right to use all of the Intellectual Property necessary for the conduct of the Company's and each of its Subsidiaries' businesses substantially as currently conducted or as currently proposed to be conducted and for the ownership, maintenance and operation of the Company's and its Subsidiaries' properties and assets.

               (d) The Company and its Subsidiaries own or have the valid right to use the Intellectual Property that is necessary for the conduct of Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted, free and clear of all liens, encumbrances, adverse claims or obligations to license all such owned Intellectual Property, other than licenses entered into in the ordinary course of the Company's and its Subsidiaries' businesses. The Company and its Subsidiaries have a valid and enforceable right to use all other Intellectual Property used or held for use in the respective businesses of the Company and its Subsidiaries. The Company and its Subsidiaries have the right to use all of the owned and licensed Intellectual Property which is necessary for the conduct of Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted in all jurisdictions in which they conduct their businesses.

               (e) The Company and each of its Subsidiaries have taken reasonable steps to maintain, police and protect the Intellectual Property which it owns and which is necessary for the conduct of Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted, including the execution of appropriate confidentiality agreements and intellectual property and work product assignments and releases. The conduct of the Company's and its Subsidiaries' businesses as currently conducted does not infringe or otherwise impair or conflict with (collectively, "Infringe") any Intellectual Property rights of any third party, and, to the Company's Knowledge, the Intellectual Property rights of the Company and its Subsidiaries which are necessary for the conduct of Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted are not being Infringed by any third party. There is no litigation or order pending or outstanding or, to the Company's Knowledge, threatened or imminent, that seeks to limit or challenge or that concerns the ownership, use, validity or enforceability of any Intellectual Property of the Company and its Subsidiaries and the Company's and its Subsidiaries' use of any Intellectual Property owned by a third party, and, to the Company's Knowledge, there is no valid basis for the same.

               (f) The consummation of the transactions contemplated hereby will not result in the alteration, loss, impairment of or restriction on the Company's or any of its Subsidiaries' ownership or right to use any of the Intellectual Property which is necessary for the conduct of Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted.

               (g) All software owned by the Company or any of its Subsidiaries, and, to the Company's Knowledge, all software licensed from third parties by the Company or any of its Subsidiaries, (i) is free from any material defect, bug, virus, or programming, design or documentation error; (ii) operates and runs in a reasonable and efficient business manner; and (iii) conforms in all material respects to the specifications and purposes thereof, except for such cases where it could not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate.

               (h) The Company and its Subsidiaries have taken reasonable steps to protect the Company's and its Subsidiaries' rights in their confidential information and trade secrets. Each employee, consultant and contractor who has had access to proprietary Intellectual Property which is necessary for the conduct of Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted has executed an agreement to maintain the confidentiality of such Intellectual Property and has executed appropriate agreements that are substantially consistent with the Company's standard forms thereof. Except under confidentiality obligations, there has been no material disclosure of any of the Company's or its Subsidiaries' confidential information or trade secrets to any third party.

          4.16 Environmental Matters. Neither the Company nor any Subsidiary is
               ---------------------
in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "Environmental Laws"), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, and is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim has had or could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate; and there is no pending or, to the Company's Knowledge, threatened investigation that might lead to such a claim.

          4.17 Litigation. Except as described on Schedule 4.17, there are no
               ----------                         -------------
pending actions, suits or proceedings against or affecting the Company, its Subsidiaries or any of its or their properties; and to the Company's Knowledge, no such actions, suits or proceedings are threatened or contemplated.

          4.18 Financial Statements. The financial statements included in each
               --------------------
SEC Filing present fairly, in all material respects, the consolidated financial position of the Company as of the dates shown and its consolidated results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis (except as may be disclosed therein or in the notes thereto, and, in the case of quarterly financial statements, as permitted by Form 10-Q under the 1934 Act). Except as set forth in the financial statements of the Company included in the SEC Filings filed prior to the date hereof or as described on Schedule 4.18, neither the Company
                                            -------------
nor any of its Subsidiaries has incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices since the date of such financial statements, none of which, individually or in the aggregate, have had or could reasonably be expected to have a Material Adverse Effect.

          4.19 Insurance Coverage. The Company and each Subsidiary maintain in
               ------------------
full force and effect insurance coverage that is customary for comparably situated companies for the business being conducted and properties owned or leased by the Company and each Subsidiary, and the Company reasonably believes such insurance coverage to be adequate against all liabilities, claims and risks against which it is customary for comparably situated companies to insure.

          4.20 Compliance with Nasdaq Continued Listing Requirements; Hardship
               ---------------------------------------------------------------
Exemption. Except as set forth in Schedule 4.20, the Company is in compliance
---------                         -------------
with applicable Nasdaq SmallCap Market continued listing requirements. Except as set forth in Schedule 4.20, there are no proceedings pending or, to the
             -------------
Company's Knowledge, threatened against the Company relating to the continued listing of the Company's Common Stock on the Nasdaq SmallCap Market and the Company has not received any notice of, nor to the Company's Knowledge is there any basis for, the delisting of the Common Stock from the Nasdaq SmallCap Market. Pursuant to Marketplace Rule 4350(i)(2), Nasdaq has exempted the sale of the Securities contemplated hereby from the provisions of Rule 4350 upon compliance by the Company with the shareholder notification requirements of such Rule (the "Exemption"). Reliance on Rule 4350(i)(2) was approved by the Audit Committee of the Company's Board of Directors as required by such Rule. Copies of all applications, correspondence and other materials relating to the granting of the Exemption have been provided to the Investors. None of the documents provided by the Company to Nasdaq in connection with the Exemption contained, as of the date thereof, a misstatement of a material fact or the omission of a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

          4.21 Brokers and Finders. Except as described on Schedule 4.21, no
               -------------------                         -------------
Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company, any Subsidiary or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company.

          4.22 No Directed Selling Efforts or General Solicitation. Neither the
               ---------------------------------------------------
Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

          4.23 No Integrated Offering. Neither the Company nor any of its
               ----------------------
Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the 1933 Act.

          4.24 Private Placement. The offer and sale of the Securities to the
               -----------------
Investors as contemplated hereby is exempt from the registration requirements of the 1933 Act.

          4.25 Questionable Payments. Neither the Company nor any of its
               ---------------------
Subsidiaries nor, to the Company's Knowledge, any of their respective current or former shareholders, directors, officers, employees, agents or other Persons acting on behalf of the Company or any Subsidiary, has on behalf of the Company or any Subsidiary or in connection with their respective businesses: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on the books and records of the Company or any Subsidiary; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

          4.26 Disclosures. The written materials delivered to the Investors in
               -----------
connection with the transactions contemplated by the Agreements do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

     5. Representations and Warranties of the Investor. Each of the Investors
        ----------------------------------------------
hereby severally, and not jointly, represents and warrants to the Company that:

          5.1 Organization and Existence. The Investor is a validly existing
              --------------------------
corporation, limited partnership or limited liability company and has all requisite corporate, partnership or limited liability company power and authority to invest in the Securities pursuant to this Agreement.

          5.2 Authorization. The execution, delivery and performance by the
              -------------
Investor of the Agreements have been duly authorized and the Agreements will each constitute the valid and legally binding obligation of the Investor, enforceable against the Investor in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally.

          5.3 Purchase Entirely for Own Account. The Securities to be received
              ---------------------------------
by the Investor hereunder will be acquired for the Investor's own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act. The Investor is not a registered broker dealer or an entity engaged in the business of being a broker dealer.

          5.4 Investment Experience. The Investor acknowledges that it can bear
              ---------------------
the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

          5.5 Disclosure of Information. The Investor has had an opportunity to
              -------------------------
receive all additional information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities. The Investor acknowledges receipt of copies of the SEC Filings. Neither such inquiries nor any other due diligence investigation conducted by the Investor shall modify, amend or affect the Investor's right to rely on the Company's representations and warranties contained in this Agreement.

          5.6 Restricted Securities. The Investor understands that the
              ---------------------
Securities are characterized as "restricted securities" under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.

          5.7 Legends. It is understood that, until the earlier of (i)
              -------
registration for resale pursuant to the Registration Rights Agreement or (ii) the time when such Securities may be sold pursuant to Rule 144(k), certificates evidencing such Securities may bear the following or any similar legend:

               (a) "The securities represented hereby may not be transferred unless (i) such securities have been registered for sale pursuant to the Securities Act of 1933, as amended, (ii) such securities may be sold pursuant to Rule 144(k), or (iii) the Company has received an opinion of counsel satisfactory to it that such transfer may lawfully be made without registration under the Securities Act of 1933 or qualification under applicable state securities laws."

               (b) If required by the authorities of any state in connection with the issuance of sale of the Securities, the legend required by such state authority.

          Upon the earlier of (i) registration for resale pursuant to the Registration Rights Agreement and receipt by the Company of the Investor's written confirmation and agreement that such Securities will not be disposed of except in compliance with the prospectus delivery requirements of the 1933 Act or (ii) Rule 144(k) becoming available the Company shall, upon an Investor's written request, use commercially reasonable efforts to cause certificates evidencing the Securities to be replaced with certificates which do not bear such restrictive legends within three (3) Business Days and Warrant Shares subsequently issued in respect of the Warrants shall not bear such restrictive legends provided the provisions of either clause (i) or clause (ii) above, as applicable, are satisfied with respect to such Warrant Shares. When the Company is required to cause unlegended certificates to replace previously issued legended certificates, if unlegended certificates are not delivered to an Investor within seven (7) Business Days of submission by that Investor of legended certificate(s) to the Company's transfer agent together with a representation letter in customary form (five (5) Business Days if the Investor notifies the Company in connection with such submission that it intends to transfer or dispose of some or all of the securities represented by such certificate), the Company shall be liable to the Investor for a penalty equal to 1% of the aggregate purchase price of the Securities evidenced by such certificate(s) for each thirty (30) day period (or portion thereof) beyond such seven (7) or five (5) Business Day period, as applicable, that the unlegended certificates have not been so delivered.

          5.8 Accredited Investor. The Investor is an accredited investor as
              -------------------
defined in Rule 501(a) of Regulation D, as amended, under the 1933 Act.

          5.9 No General Solicitation. The Investor did not learn of the
              -----------------------
investment in the Securities as a result of any public advertising or general solicitation.

          5.10 Brokers and Finders. No Person will have, as a result of the
               -------------------
transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company, any Subsidiary or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Investors.

     6. Conditions to the Closings.
        --------------------------

          6.1 Conditions to the Investors' Obligations. The obligation of the
              ----------------------------------------
Investors to purchase the Securities at the Closing is subject to the fulfillment to the Investors' satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived by the Investors agreeing hereunder to purchase a majority of the Shares and Warrants (the "Required Investors"):

               (a) The representations and warranties made by the Company in
Section 4 hereof qualified as to materiality shall be true and correct at all times prior to the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by the Company in Section 4 hereof not qualified as to materiality shall be true and correct in all material respects at all times prior to the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date. The Company shall have performed in all material respects all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date.

               (b) The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Securities all of which shall be in full force and effect.

               (c) The Company shall have executed and delivered the Registration Rights Agreement.

               (d) The Company shall have complied in all respects with the requirements of the Exemption and any waiting periods relating thereto shall have expired and the Shares and the Warrant Shares shall have been approved for inclusion in Nasdaq upon official notice of issuance.

               (e) The Company shall have entered into an agreement in form and substance reasonably satisfactory to the Investors (the "Exchange Agreement") pursuant to which the Company shall effect the conversion or exchange of all amounts outstanding under its existing bridge loan facility with Big Beaver Investments, LLC (including interest) into shares of Common Stock and warrants to purchase shares of Common Stock on the same economic terms (including as to price) as contemplated hereby (the "Exchange"); provided, however, that an Exchange Agreement that contains substantially the same terms and conditions as set forth herein shall be considered acceptable to the Investors.

               (f) The Exchange shall have been consummated in accordance with the terms of the Exchange Agreement.

               (g) The Company shall have entered into one or more agreements in form and substance reasonably satisfactory to the Investors (the "Other Investment Agreements") pursuant to which the Company agrees to sell shares of Common Stock and warrants to purchase Common Stock to one or more institutional investors on the same economic terms (including as to price) as contemplated hereby (except that such investors shall be subject to a one-year prohibition on their ability to sell, transfer or otherwise dispose of their shares of Common Stock and warrants (including short sales and other similar hedging techniques) (the "Other Investment"); provided, however, that an Other Investment Agreement that contains substantially the same terms and conditions as set forth herein (other than the lock-up described above) shall be considered acceptable to the Investors.

               (h) The Other Investment shall have been consummated in accordance with the terms of the Other Investment Agreement and, together with the gross proceeds of the sale of the Shares and Warrants, shall result in gross proceeds to the Company of at least Six Million Five Hundred Thousand Dollars ($6,500,000).

               (i) No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Agreements.

               (j) The Company shall have delivered a Certificate, executed on behalf of the Company by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfilment of the conditions specified in subsections (a), (b), (d), (f) and (h) of this Section 6.1.

               (k) The Company shall have delivered a Certificate, executed on behalf of the Company by its Secretary, dated as of the Closing Date, certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement and the other Agreements and the issuance of the Securities, certifying the current versions of the Certificate of Incorporation and Bylaws of the Company and certifying as to the signatures and authority of persons signing the Agreements and related documents on behalf of the Company.

               (l) The Investors shall have received an opinion from O'Melveny & Myers LLP, the Company's counsel, dated as of the Closing Date, in form and substance reasonably acceptable to the Investors and addressing such legal matters as the Investors may reasonably request.

               (m) No stop order or suspension of trading shall have been imposed by Nasdaq, the SEC or any other governmental regulatory body with respect to public trading in the Common Stock.

          6.2 Conditions to Obligations of the Company. The Company's obligation
              ----------------------------------------
to sell and issue the Securities at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

               (a) The representations and warranties made by the Investors in
Section 5 hereof, other than the representations and warranties contained in Sections 5.3, 5.4, 5.5, 5.6, 5.7, 5.8 and 5.9 (the "Investment
Representations"), shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date. The Investment Representations shall be true and correct in all respects when made, and shall be true and correct in all respects on the Closing Date with the same force and effect as if they had been made on and as of said date. The Investors shall have performed in all material respects all obligations and conditions herein required to be performed or observed by them on or prior to the Closing Date.

               (b) The Investors shall have executed and delivered the Registration Rights Agreement.

               (c) The Investors shall have delivered the Purchase Price to the Company.

               (d) The Shares and the Warrant Shares shall have been approved for inclusion in Nasdaq upon official notice of issuance.

               (e) No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Agreements.

          6.3 Termination of Obligations to Effect Closing; Effects.
              -----------------------------------------------------

               (a) The obligations of the Company, on the one hand, and the Investors, on the other hand, to effect the Closing shall terminate as follows:

                    (i) Upon the mutual written consent of the Company and the Required Investors;

                    (ii) By the Company if any of the conditions set forth in
Section 6.2 shall have become incapable of fulfillment, and shall not have been waived by the Company;

                    (iii) By the Required Investors if any of the conditions set forth in Section 6.1 shall have become incapable of fulfillment, and shall not have been waived by the Required Investors; or

                    (iv) By either the Company or the Required Investors if the Closing has not occurred on or prior to March 31, 2002;

provided, however, that, except in the case of clause (i) above, the party seeking to terminate its obligation to effect the Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in this Agreement or the other Agreements if such breach has resulted in the circumstances giving rise to such party's seeking to terminate its obligation to effect the Closing.

          (b) In the event of termination by the Company or the Required Investors of their obligations to effect the Closing pursuant to this Section 6.3, written notice thereof shall forthwith be given to the other parties hereto and the obligation of all parties to effect the Closing shall be terminated, without further action by any party. Nothing in this Section 6.3 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Agreements or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Agreements.

     7. Covenants and Agreements of the Company.
        ---------------------------------------

          7.1 Covenants and Agreements of the Company. Commencing on the date
              ---------------------------------------
hereof and continuing until such time as the Investors no longer own in the aggregate at least 916,675 shares of Common Stock (appropriately adjusted for any stock split, reverse stock split, stock dividend or other reclassification or combination of the Common Stock occurring after the date hereof), the Investors shall have the right to participate in future capital raising transactions on the terms and conditions set forth in this Section 7.1. During such period, the Company shall give ten (10) Business Days advance written notice to such Investors prior to any non-public offer or sale of any of the Company's securities by providing to the Investors a term sheet containing all material business terms of the proposed transaction. The Investors and their respective assignees shall have the right (pro rata in accordance with such Investors' participation in this offering) to purchase such Investor's Pro Rata Share (as defined below) of such securities which are the subject of the proposed transaction for the same consideration and on the same terms and conditions as contemplated for such third-party sale. The Investors' rights hereunder must be exercised in writing by the Investors within five (5) Business Days following receipt of the notice from the Company. If, subsequent to the Company giving notice to an Investor hereunder but prior to the Investor exercising its right to participate (or the expiration of the five-Business Day period without response from the Investor), the terms and conditions of the proposed third-party sale are changed in any material respect from that disclosed in the term sheet provided to such Investor, the Company shall be required to provide a new notice to the Investor hereunder and the Investors shall have the right, which must be exercised within five (5) Business Days of such new notice, to exercise their rights to purchase the securities on such changed terms and conditions as provided hereunder. In the event the Investors do not exercise their rights hereunder, or affirmatively decline to engage in the proposed transaction with the Company, then the Company may proceed with such proposed transaction on the same terms and conditions as noticed to the Investors. An Investor's "Pro Rata Share" for purposes of this
Section 7.1 is the ratio of (a) the sum of (i) the number of Shares the Investor holds plus (ii) the number of Warrant Shares which the Investor has the right to acquire to (b) a number of shares of Common Stock equal to the sum of (x) the total number of shares of Common Stock then outstanding plus (y) the total number of shares of Common Stock into which all then outstanding shares of preferred stock and other convertible securities of the Company are then convertible plus (z) the total number of shares of Common Stock underlying all then outstanding and presently exercisable options, warrants and other rights to purchase shares of Common Stock.

          7.2 Limitation on Certain Actions. (a) For a period of one year from
              -----------------------------
the Closing, the Company shall not offer or sell any Equity Securities (as defined below) at a price per share lower than the per Share Purchase Price or otherwise on terms more favorable to the purchaser thereof than those contained in the Agreements without the consent of the Required Investors, which consent shall not be unreasonably withheld; provided, however, that the restrictions in this sentence shall not apply to the issuance of an Equity Security to an officer, director, employee or consultant to the Company or any Subsidiary pursuant to any incentive or stock option plan of the Company approved by the Board of Directors or the shareholders of the Company. The term "Equity Securities" means the Company's capital stock, warrants, rights, and options giving the holder thereof the right to acquire shares of capital stock, and any security directly or indirectly convertible into or exercisable for or exchangeable into shares of the Company's capital stock.

          (b) Commencing on the date hereof and continuing until such time as the Investors no longer own in the aggregate at least 366,670 shares of Common Stock (appropriately adjusted for any stock split, reverse stock split, stock dividend or other reclassification or combination of the Common Stock occurring after the date hereof), the Company shall not offer or sell or enter into any agreement, arrangement or understanding to offer or sell any Equity Security if the Equity Security (or any agreement, arrangement or understanding entered into in connection therewith) provides for the future adjustment of (i) the purchase price therefor, (ii) the number of Equity Securities to be issued, or (iii) the conversion, exercise or exchange rate applicable thereto (other than customary anti-dilution provisions no more favorable to the holder than those contained in the Warrants) without the prior written consent of the Required Investors, which consent shall not be unreasonably withheld or delayed.

          7.3 Reservation of Common Stock. The Company shall at all times
              ---------------------------
reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of providing for the exercise of the Warrants, such number of shares of Common Stock as shall from time to time equal the number of shares sufficient to permit the exercise of the Warrants issued pursuant to this Agreement in accordance with their respective terms.

          7.4 Reports. The Company will furnish to such Investors and/or their
              -------
assignees such information relating to the Company and its Subsidiaries as from time to time may reasonably be requested by such Investors and/or their assignees; provided, however, that such Investors and/or assignees shall hold in confidence any confidential or proprietary information received from the Company and identified as such at the time of disclosure such information and shall use any such confidential or proprietary information solely for the purpose of monitoring and evaluating their investment in the Company and; provided, further, that the Company shall not be required to provide any information to the Investors which, if disclosed to such Investors and/or their assignees pursuant to the terms of this Section 7.4, would, in the good faith judgment of the Company, cause the Company or any Subsidiary to violate the terms of a confidentiality undertaking binding on the Company or such Subsidiary. Each Investor and/or assignee acknowledges that it is aware, and that it will advise its representatives who are given access to such information, that the United States securities laws may prohibit a person who has material, non-public information concerning matters that may be disclosed to it pursuant to this
Section 7.4 from purchasing or selling securities of the Company or a company which may be, or may be affiliated with, a party to a business arrangement or proposed business arrangement with the Company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. The Company shall not disclose material nonpublic information to the Investors, or to advisors to or representatives of the Investors, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Investors, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review.

          7.5 No Conflicting Agreements. The Company will not take any action,
              -------------------------
enter into any agreement or make any commitment that would conflict or interfere in any material respect with the obligations to the Investors under the Agreements.

          7.6 Insurance. The Company shall not materially reduce the insurance
              ---------
coverages described in Section 4.19.

          7.7 Compliance with Laws. The Company will comply in all material
              --------------------
respects with all applicable laws, rules, regulations, orders and decrees of all governmental authorities.

          7.8 Nasdaq Listing and Related Matters; Compliance with Nasdaq
              ----------------------------------------------------------
Exemption Requirements. (a) Promptly following the execution and delivery of
----------------------
this Agreement, the Company shall take all action necessary to cause the Shares and the Warrant Shares to be listed on Nasdaq no later than the Closing Date and to comply with the terms and conditions of the Exemption, including, but not limited to, (i) issuing a press release in a form reasonably satisfactory to Nasdaq, and (ii) mailing to all shareholders a notification (the "Notification") to the effect that the Audit Committee of the Board of Directors of the Company has expressly approved the determination not to seek shareholder approval in connection with the offer and sale of the Securities in reliance on the exception provided in Nasdaq Marketplace Rule 4350(i)(2), Nasdaq has approved the Exemption, and describing the basis for the Exemption. The Notification shall not at any time prior to the Closing Date contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

          (b) Further, if the Company applies to have its Common Stock or other securities traded on any other principal stock exchange or market, it shall include in such application the Shares and the Warrant Shares and will take such other action as is necessary to cause such Common Stock to be so listed. The Company will use commercially reasonable efforts to continue the listing and trading of its Common Stock on Nasdaq and, in accordance, therewith, will use commercially reasonable efforts to comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of such exchange, as applicable.

          7.9 Termination of Covenants. The provisions of Sections 7.4 through
              ------------------------
7.7 shall terminate and be of no further force and effect upon the earliest of
(i) the mutual consent of the Company and the Required Investors, (ii) the date on which the Company's obligations to maintain an effective registration statement under the Registration Rights Agreement terminate, or (iii) the occurrence of a "Change of Control" of the Company. As used herein, "Change of Control" means the consolidation or merger of the Company with or into any other entity or entities which results in the holders of Common Stock of the Company immediately prior to such transaction owning less than 50% of the voting power of the successor entity and pursuant to which such holders receive either (i) cash, (ii) freely tradable securities, or (iii) a combination of cash and freely tradable securities, the sale, conveyance or other disposition by the Company of all or substantially all of its assets, or the consummation of a tender or exchange offer pursuant to which a Person (including any group) becomes the beneficial owner of 80% or more of the outstanding voting power of the Company.

          8. Survival and Indemnification.
             ----------------------------

          8.1 Survival. All representations, warranties, covenants and
              --------
agreements contained in this Agreement shall be deemed to be representations, warranties, covenants and agreements as of the date hereof and shall survive the execution and delivery of this Agreement for a period of eighteen (18) months from the Closing Date; provided, however, that the provisions contained in
Section 7 hereof shall survive in accordance therewith.

               8.2 Indemnification. The Company agrees to indemnify and hold
                   ---------------
harmless, on an after-tax and after insurance recovery basis, each Investor and its Affiliates and their respective directors, officers, employees and agents from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement hereof) (collectively, "Losses") to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under the Agreements, and will reimburse any such Person for all such amounts as they are incurred by such Person.

               8.3 Conduct of Indemnification Proceedings. Promptly after
                   --------------------------------------
receipt by any Person (the "Indemnified Person") of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 8.2, such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided,
                                                               --------
however, that the failure of any Indemnified Person so to notify the Company
-------
shall not relieve the Company of its obligations hereunder except to the extent that the Company is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; or (ii) in the reasonable judgment of counsel to such Indemnified Person representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the Company shall indemnify and hold harmless such Indemnified Person from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

     9. Miscellaneous.
        -------------

          9.1 Successors and Assigns. This Agreement may not be assigned by a
              ----------------------
party hereto without the prior written consent of the Company or the Required Investors, as applicable, provided, however, (i) an Investor may assign its rights and delegate its duties hereunder in whole or in part to an Affiliate or to a third party acquiring some portion or all of its Securities in a private transaction without the prior written consent of the Company or the other Investors, after notice duly given by such Investor to the Company and the other Investors, provided, that no such assignment or obligation shall affect the obligations of such Investor hereunder, and (ii) the Company may assign its rights and delegate its duties hereunder to any surviving or successor corporation in connection with a merger or consolidation of the Company with another corporation, or a sale, transfer or other disposition of all or substantially all of the Company's assets to another corporation, without the prior written consent of the Investors, after notice duly given by the Company to the Investors. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          9.2 Counterparts; Faxes. This Agreement may be executed in two or more
              -------------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

          9.3 Titles and Subtitles. The titles and subtitles used in this
              --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          9.4 Notices. Unless otherwise provided, any notice required or
              -------
permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or telecopier, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days' advance written notice to the other party:

               If to the Company:

                    Amerigon Incorporated
                    5462 Irwindale Avenue
                    Irwindale, California 91706
                    Attention:  Chief Executive Officer
                    Fax:  626.815.7441

               With a copy to:

                    O'Melveny & Myers LLP
                    400 South Hope Street
                    Los Angeles, California  90071
                    Attention:  John A. Laco
                    Fax:  213.430.6407

          If to the Investors, to the addresses set forth on the signature pages hereto.

          9.5 Expenses. The parties hereto shall pay their own costs and
              --------
expenses in connection herewith, except that the Company shall pay the reasonable fees and expenses of counsel to the Investors at the Closing, but not in excess of $35,000. The Company shall reimburse the Investors upon demand for all reasonable out-of-pocket expenses incurred by the Investors, including without limitation reimbursement of attorneys' fees and disbursements, in connection with any amendment, modification or waiver of this Agreement or the other Agreements. In the event that legal proceedings are commenced by any party to this Agreement against another party to this Agreement in connection with this Agreement or the other Agreements, the party or parties which do not prevail in such proceedings shall severally, but not jointly, pay their pro rata share of the reasonable attorneys' fees and other reasonable out-of-pocket costs and expenses incurred by the prevailing party in such proceedings.

          9.6 Amendments and Waivers. Any term of this Agreement may be amended
              ----------------------
and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Investors. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding, each future holder of all such securities, and the Company.

          9.7 Publicity. No public release or announcement concerning the
              ---------
transactions contemplated hereby shall be issued by the Company or the Investors without the prior consent of the Company (in the case of a release or announcement by the Investors) or Special Situations Fund III, L.P. ("SSF") (in the case of a release or announcement by the Company) (which consents shall not be unreasonably withheld), except as such release or announcement may be required by law or the applicable rules or regulations of any securities exchange or securities market, in which case the Company or the Investors, as the case may be, shall allow SSF or the Company, as applicable, to the extent reasonably practicable in the circumstances, reasonable time to comment on such release or announcement in advance of such issuance.

          9.8 Severability. Any provision of this Agreement that is prohibited
              ------------
or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

          9.9 Entire Agreement. This Agreement, including the Exhibits and the
              ----------------
Disclosure Schedules, and the other Agreements constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

          9.10 Further Assurances. The parties shall execute and deliver all
               ------------------
such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

          9.11 Governing Law; Consent to Jurisdiction. This Agreement shall be
               --------------------------------------
governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

                            [signature page follows]

          IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:                        AMERIGON INCORPORATED


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

The Investors:                      SPECIAL SITUATIONS FUND III, L.P.


                                    By:
                                       -----------------------------------------
                                    Name: David Greenhouse
                                    Title: General Partner

Aggregate Purchase Price:  $2,800,050
Number of Shares:  1,866,700
Number of Warrants:  933,350

Address for Notice:
                                                  153 E. 53rd Street
                                                  55th Floor
                                                  New York, NY  10022

                                                  with a copy to:

                                                  Lowenstein Sandler PC
                                                  65 Livingston Avenue
                                                  Roseland, NJ  07068
                                                  Attn:  John D. Hogoboom, Esq.
                                                  Telephone:     973.597.2500
                                                  Facsimile:     973.597.2400

                                    SPECIAL SITUATIONS CAYMAN FUND, L.P.


                                    By:
                                       -----------------------------------------
                                    Name: David Greenhouse
                                    Title: General Partner

Aggregate Purchase Price:  $850,050
Number of Shares:  566,700
Number of Warrants:  283,350

Address for Notice:
                                                  153 E. 53rd Street
                                                  55th Floor
                                                  New York, NY  10022
                                                  with a copy to:

                                                  Lowenstein Sandler PC
                                                  65 Livingston Avenue
                                                  Roseland, NJ  07068
                                                  Attn:  John D. Hogoboom, Esq.
                                                  Telephone:     973.597.2500
                                                  Facsimile:     973.597.2400


                                    SPECIAL SITUATIONS PRIVATE EQUITY FUND, L.P.


                                    By:
                                       -----------------------------------------
                                    Name: David Greenhouse
                                    Title: General Partner

Aggregate Purchase Price:  $1,399,950
Number of Shares:  933,300
Number of Warrants:  466,650

                                                  153 E. 53rd Street
                                                  55th Floor
                                                  New York, NY  10022

                                                  with a copy to:

                                                  Lowenstein Sandler PC
                                                  65 Livingston Avenue
                                                  Roseland, NJ  07068
                                                  Attn:  John D. Hogoboom, Esq.

                                                  Telephone:     973.597.2500
                                                  Facsimile:     973.597.2400

                                    SPECIAL SITUATIONS TECHNOLOGY FUND, L.P.


                                    By:
                                       -----------------------------------------
                                    Name: David Greenhouse
                                    Title: General Partner

Aggregate Purchase Price:  $450,000
Number of Shares:  300,000
Number of Warrants:  150,000

Address for Notice:
                                                  153 E. 53rd Street
                                                  55th Floor
                                                  New York, NY  10022

                                                  with a copy to:

                                                  Lowenstein Sandler PC
                                                  65 Livingston Avenue
                                                  Roseland, NJ  07068
                                                  Attn:  John D. Hogoboom, Esq.
                                                  Telephone:     973.597.2500
                                                  Facsimile:     973.597.2400